Important Notice Regarding

Change in Investment Policy

iShares®

iShares Trust

Supplement dated July 9, 2024

to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the iShares LifePath Target Date 2025 ETF (ITDA)

The Board of Trustees of iShares Trust, a Delaware statutory trust (the “Trust”), has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), by and between the iShares LifePath Target Date 2025 ETF (the “Target Fund”) and the iShares LifePath Retirement ETF (the “Acquiring Fund”), each a series of the Trust, pursuant to which the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”). The Reorganization is expected to be tax-free for U.S. federal income tax purposes, except for any taxes that may be imposed as a result of the receipt of cash in lieu of fractional shares.

In the Reorganization, the Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund (the “Acquiring Fund Shares”) and cash in lieu of fractional shares, if any.

The Agreement and Plan provides that each shareholder of the Target Fund will receive shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares such shareholder of the Target Fund owns immediately prior to the Reorganization, minus cash received by the shareholder in lieu of fractional shares of the Acquiring Fund, if any.

Following the Reorganization, the Target Fund will be terminated, dissolved and liquidated as a series of the Trust.

Consummation of the Reorganization will be subject to a number of conditions. Neither the shareholders of the Target Fund nor the Acquiring Fund are required to approve the Reorganization. It is expected that in September 2024, shareholders of the Target Fund will be sent a Combined Prospectus/Information Statement containing important information about the Acquiring Fund, outlining the differences between the Target Fund and the Acquiring Fund and containing information about the terms and conditions of the Reorganization.

The Reorganization is expected to occur during the fourth quarter of 2024. At any time before the Reorganization, a shareholder may sell shares of the Target Fund.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP- ITDA-0724

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FOR FUTURE REFERENCE